UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2015

ANADARKO PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8968	76-0146568
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Lake Robbins Drive
The Woodlands, Texas 77380-1046
(Address of principal executive offices including Zip Code)

Registrant's telephone number, including area code: (832) 636-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 11, 2015, the Board of Directors (the “Board”) of Anadarko Petroleum Corporation (the “Company”) amended and restated the By-Laws of the Company (as amended and restated from time to time, the “By-Laws”). In addition to non-substantive language and conforming changes and other technical edits, the By-Laws were amended and restated in the manner summarized below.

Indemnification. Article IX was amended in order to provide for mandatory indemnification by the Company for all non-officer employees to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended. Previously, the Company had discretion regarding such indemnification.

Meetings of Stockholders. Article II, Sections 2.2 and 2.3 were amended to clarify that the Company may postpone, recess, adjourn, reschedule or cancel any annual or special meeting of stockholders previously scheduled by the Board.

This summary is qualified in its entirety by reference to the By-Laws, as amended and restated as of May 11, 2015, and filed as Exhibit 3.1 attached hereto and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 12, 2015, the Company held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”). The proposals voted upon at the Annual Meeting and the final voting results are indicated below. For additional information on these proposals, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 23, 2015.

1. Each of the ten nominees for director was elected to serve a one-year term expiring at the 2016 Annual Meeting of Stockholders. Votes regarding the persons elected as directors were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes

Anthony R. Chase	384,114,364	2,042,818	1,520,194	36,676,696
Kevin P. Chilton	385,674,108	481,185	1,522,083	36,676,696
H. Paulett Eberhart	380,874,954	3,669,926	3,132,496	36,676,696
Peter J. Fluor	381,294,354	4,873,342	1,509,680	36,676,696
Richard L. George	384,640,351	1,517,156	1,519,869	36,676,696
Joseph W. Gorder	380,036,667	6,371,886	1,268,823	36,676,696
John R. Gordon	377,747,800	8,660,428	1,269,148	36,676,696
Mark C. McKinley	385,911,197	490,350	1,275,829	36,676,696
Eric D. Mullins	385,609,185	544,649	1,523,542	36,676,696
R. A. Walker	378,643,769	5,385,760	3,647,847	36,676,696

2. The appointment of KPMG LLP as the Company’s independent auditor for 2015 was ratified. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
419,855,487	3,251,850	1,246,735	−

3. The stockholders approved, on an advisory basis, the compensation for the Company’s named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
335,512,633	50,464,406	1,700,337	36,676,696

4. A stockholder proposal regarding proxy access was approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
227,684,098	155,358,454	4,634,824	36,676,696

5. A stockholder proposal regarding a report on carbon risk was not approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
90,330,423	219,873,767	77,473,186	36,676,696

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
3.1	By-Laws of Anadarko Petroleum Corporation, amended and restated as of May 11, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANADARKO PETROLEUM CORPORATION
(Registrant)

May 14, 2015	By:	/s/ Robert K. Reeves
Robert K. Reeves
Executive Vice President, General Counsel and Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	By-Laws of Anadarko Petroleum Corporation, amended and restated as of May 11, 2015.